                                                                   EXHIBIT 10.39

                                 AMENDMENT NO. 3
                                       TO
                              QUANTA SERVICES, INC.
                            2001 STOCK INCENTIVE PLAN

         This Amendment No. 3 to the Quanta Services, Inc. 2001 Stock Incentive Plan (the "Plan") is adopted by Quanta Services, Inc., a Delaware corporation (the "Company"), effective as of December 20, 2002.

                               W I T N E S S E T H

         WHEREAS, the Board of Directors (the "Board") of the Company amended and restated the Quanta Services, Inc. Amended and Restated 1997 Stock Option Plan in the form of the Plan, effective as of May 23, 2001;

         WHEREAS, the Board subsequently amended the Plan in certain respects;
and

         WHEREAS, pursuant to Section 16 of the Plan, the Board desires to amend the Plan further to reduce the number of shares of the Company's stock subject to the Plan to the extent such maximum is determined based on a percentage of the outstanding shares of the Company's stock;

         NOW THEREFORE, the Board hereby amends Section 5 of the Plan by restating the first sentence thereof in its entirety to read as follows:

         Subject to adjustment pursuant to Section 11(a) hereof, the total amount of Common Stock with respect to which Awards may be granted under the Plan shall not exceed the greater of (i) 3,571,275 shares and (ii) 12 percent of the total number of shares of Stock, determined at the time of a particular Award, outstanding or reserved for issuance upon the conversion of the Company's Series A Preferred Stock, par value $.00001 per share from time to time.

         This Amendment No. 3 to the Plan was adopted by the Company effective as of the day and year first above written.

                                          QUANTA SERVICES, INC.

                                          By: /s/ DANA A. GORDON
                                              ----------------------------------
                                          Name: Dana A. Gordon
                                          Title:Vice President - General Counsel